UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            January 29, 2004

AXS-ONE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13591	13-2966911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Route 17 North Rutherford, New Jersey	07070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (201) 935-3400

Item 12. Results of Operations and Financial Condition.

On January 29, 2004, the Registrant issued a press release (attached as an exhibit to this report) disclosing material non-public information regarding the Registrant’s results of operations for, and financial condition as of, the quarter and year ended December 31, 2003.

Item 7.  Financial Statements and Exhibits.

(c)        Exhibits

99.1                  Press Release by Registrant, dated January 29, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.

Date:	January 29, 2004	By:	/s/ WILLIAM G. LEVERING III
William G. Levering III
Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1                           Press Release by Registrant, dated January 29, 2004